Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of July 25, 2019, is entered into among INVENTIV COMMERCIAL SERVICES, LLC (the “New Originator”), each of the entities listed on the signature pages hereto as an Existing Originator (each, an “Existing Originator” and collectively, the “Existing Originators” and together with the New Originator, collectively, the “Originators” and each, an “Originator”), and SYNEOS HEALTH, LLC (f/k/a INC RESEARCH, LLC), as servicer (in such capacity, the “Servicer”) and SYNEOS HEALTH RECEIVABLES LLC (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Purchase and Sale Agreement described below.

BACKGROUND

A.The parties hereto (except the New Originator) have entered into a Purchase and Sale Agreement, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”).

B.Concurrently herewith, the Buyer, as borrower, the Servicer and PNC Bank, National Association, as administrative agent and as a lender (the “Administrative Agent”) are entering into that certain Fifth Amendment to Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”).

C.Concurrently herewith, the Borrower, the Servicer, the Administrative Agent and Bank of America, N.A. are entering into that certain Second Amendment to the Deposit Account Control Agreement, dated as of the date hereof.

D,The New Originator desires to become an Originator under the Purchase and Sale Agreement pursuant to Section 4.3 of the Purchase and Sale Agreement.

E.The parties hereto desire to join the New Originator to the Purchase and Sale Agreement and to amend the Purchase and Sale Agreement as hereinafter set forth.

NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

733003140 18569090

SECTION 1.Amendments to the Purchase and Sale Agreement.  The Purchase and Sale Agreement is hereby amended as follows:

(a)With respect to the New Originator, each reference in the Purchase and Sale Agreement to “the Closing Date” or “the date hereof” when applicable to the New Originator shall be deemed to be a reference to “July 25, 2019”.

(b)With respect to the New Originator, each reference in the Purchase and Sale Agreement to “the Cut-Off Date” when applicable to the New Originator shall be deemed to be a reference to “June 30, 2019”.

(c)Schedule I to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule I attached hereto.

(d)Schedule II to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule II attached hereto.

(e)Schedule III to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule III attached hereto.

(f)Schedule IV to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule IV attached hereto.

SECTION 2.Joinder.  The New Originator hereby absolutely and unconditionally agrees to become a party to the Purchase and Sale Agreement as an “Originator” thereunder and to be bound by all of the provisions thereof, including the provisions of Article IX thereof.  For greater certainty, the New Originator hereby acknowledges that pursuant to (i) Section 1.2 of the Purchase and Sale Agreement, on and after the date hereof it hereby sells all of its right, title and interest in, to and under the Receivables, the Related Rights with respect thereto and all proceeds of the foregoing to the Buyer and (ii) Section 1.5 of the Purchase and Sale Agreement, it has granted and hereby grants a security interest to Buyer in, to and under all of the New Originator’s right, title and interest in and to: (A) the Receivables and the Related Rights now existing and hereafter created by the New Originator transferred or purported to be transferred under the Purchase and Sale Agreement, (B) all monies due or to become due and all amounts received with respect thereto and (C) all books and records of the New Originator to the extent related to any of the foregoing, to secure the New Originator’s obligations under the Purchase and Sale Agreement.  Upon effectiveness of this Amendment, the New Originator shall be an “Originator” for all purposes of the Purchase and Sale Agreement and each of the other Transaction Documents.  The New Originator further acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.  Each of the parties hereto hereby agrees that the provisions of this Amendment are in all material respects equivalent in form to the “Joinder Agreement” set forth as Exhibit C to the Purchase and Sale Agreement.

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SECTION 3.Representations and Warranties of the Originators.  Each Originator hereby represents and warrants as of the date hereof as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Purchase and Sale Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.

(b)Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)No Event of Default. No Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 4.Effect of Amendment; Ratification.  All provisions of the Purchase and Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein. The Purchase and Sale Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5.Effectiveness.  This Amendment shall become effective concurrently with the effectiveness of the RFA Amendment.

SECTION 6.Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

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SECTION 8.Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

SECTION 9.GOVERNING LAW AND JURISDICTION.

(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BUYER, THE ORIGINATORS AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BUYER, THE SERVICER, ANY ORIGINATOR OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BUYER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.  EACH OF THE BUYER, EACH ORIGINATOR AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 10.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

SYNEOS HEALTH, LLC,
as the Servicer and as an Existing Originator

By:	/s/ Jason Meggs
Name:	Jason Meggs
Title:	Chief Financial Officer

INVENTIV HEALTH CLINICAL, LLC,
as an Existing Originator

By:
Name:	Thomas E. Zajkowski
Title:	Treasurer

INVENTIV COMMERCIAL SERVICES, LLC,
as the New Originator

By:	/s/ Jason Meggs
Name:	Jason Meggs
Title:	Manager

733003140 18569090	S-1	Second Amendment to the Purchase and Sale Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

SYNEOS HEALTH, LLC,
as the Servicer and as an Existing Originator

By:
Name:	Jason Meggs
Title:	Chief Financial Officer

INVENTIV HEALTH CLINICAL, LLC,
as an Existing Originator

By:	/s/ Thomas E. Zajkowski
Name:	Thomas E. Zajkowski
Title:	Treasurer

INVENTIV COMMERCIAL SERVICES, LLC,
as the New Originator

By:
Name:	Jason Meggs
Title:	Manager

733003140 18569090	S-2	Second Amendment to the Purchase and Sale Agreement

SYNEOS HEALTH RECEIVABLES LLC,
as the Buyer

By:	/s/ Thomas E. Zajkowski
Name:	Thomas E. Zajkowski
Title:	President

733003140 18569090	S-3	Second Amendment to the Purchase and Sale Agreement

Consented to:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ Christopher Blaney
Name:	Christopher Blaney
Title:	Senior Vice President

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Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
Syneos Health, LLC	Delaware
inVentiv Health Clinical, LLC	Delaware
inVentiv Commercial Services, LLC	New Jersey

733003140 18569090	Schedule I-1	Purchase and Sale Agreement (QINC)

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
Syneos Health, LLC	1030 Sync Street, Morrisville, NC 27560
inVentiv Health Clinical, LLC	1030 Sync Street, Morrisville, NC 27560
inVentiv Commercial Services, LLC	1030 Sync Street, Morrisville, NC 27560

733003140 18569090	Schedule II-1	Purchase and Sale Agreement (QINC)

Schedule III

TRADE NAMES

Syneos Health, LLC

Syneos Health, LLC was formerly known as INC Research, LLC

Syneos Health has been used as a trade name since January 4, 2018.

Syneos Health, LLC has qualified to do business in the State of California under the name “Integrated Neurosciences Consortium, LLC”.

inVentiv Health Clinical, LLC

Syneos Health has been used as a trade name since January 4, 2018.

inVentiv Commercial Services, LLC

Syneos Health has been used as a trade name since January 4, 2018.

733003140 18569090	Schedule III -1	Purchase and Sale Agreement

Schedule IV

NOTICE ADDRESSES

If to Syneos Health, LLC:

Syneos Health, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attention:  Carolyn W. Minshall, Esq.

If to inVentiv Health Clinical, LLC:

inVentiv Health Clinical, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attention:  Carolyn W. Minshall, Esq.

If to inVentiv Commercial Services, LLC:

inVentiv Commercial Services, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

733003140 18569090	Schedule IV-1

with a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attention:  Carolyn W. Minshall, Esq.

733003140 18569090	Schedule IV-2